SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549



                              FORM 8-K



                           CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934




Date of Report (Date of earliest event reported):   August 15, 1995


                    PURITAN-BENNETT CORPORATION
       (Exact name of registrant as specified in its charter)



       Delaware                   0-3717             44-0399150
(State or other jurisdiction  (Commission File     (IRS Employer
 of incorporation)           File Number)       Identification No.)


9401 Indian Creek Parkway, Building #40, Suite 300, P.O. Box 25905,
Overland Park, Kansas                                       66225
  (Address of principal executive offices)              (Zip Code)


                               (913) 661-0444
           (Registrant's telephone number, including area code)

                              Not applicable
    (Former name or former address, if changed since last report.)

Item 5:   Other Events.

     On August 15, 1995, the Registrant announced record earnings of $6,959,000 ($0.54 per share) on record revenues of $89,515,000 and orders of $88,377,000 for the second quarter ended July 31, 1995. First half earnings totaled $13,336,000 ($1.05 per share) on revenues of $174,008,000 and orders of $169,832,000.

Item 7:    Financial Statements and Exhibits.

   (c)  Exhibits

   1.1  Form of Press Release of Puritan-Bennett Corporation dated
August 15, 1995.

                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 22, 1995


                                  PURITAN-BENNETT CORPORATION

                                  /s/ Derl S. Treff
                                  -----------------------------
                                   Derl S. Treff
                                   Chief Financial Officer and
                                   Treasurer

                              EXHIBIT INDEX


NUMBER                            DESCRIPTION

1.1                               Form of Press Release of
                                  Puritan-Bennett Corporation dated
                                  August 15, 1995

                                                  EXHIBIT 1.1


            PURITAN-BENNETT ANNOUNCES SECOND QUARTER RESULTS

     OVERLAND PARK, KS, AUGUST 15, 1995 - Puritan-Bennett Corporation (PBEN:NASDAQ) reported record earnings of $6,959,000 or $0.54 per share (up 59%) on record revenues of $89,515,000 (up 7%) and orders of $88,377,000 (up 8%) for the second quarter ending July 31, 1995, Chairman and President Burton A. Dole, Jr. announced today.
     First half earnings totaled $13,336,000 or $1.05 per share (up 64%) on revenues of $174,008,000 (up 6%) and orders of $169,832,000
(up 5%).
     "We are very pleased with these results from a number of standpoints. First, they demonstrate that our cost reduction program remains very much on track and that the much higher levels of profitability achieved in the first-quarter are being sustained. Second, notwithstanding such cost reductions, top-line growth is improving. Revenue for the Puritan line, which includes our home care products, increased 10% in the second quarter. While Bennett line revenues remained essentially the same as prior year levels, orders were up 18% for the quarter and the resulting order backlog for our 72000 Registered Trademark Series ventilatory system is much improved over this time last year. Third, profitability remains well balanced as earnings before interest and taxes were in the 10% to 11% of revenues range for both the Puritan and Bennett lines for both the second quarter and the first half. Finally, all of the above was accomplished during a period of extraordinary efforts associated with the merger between Nellcor and Puritan-Bennett. We could not be more proud of our people and how they have risen to the occasion once again under challenging circumstances. Such accomplishments augur well for what the people of Nellcor Puritan Bennett will be able to accomplish as we work together to create the world's preeminent respiratory-impaired patient company," Mr. Dole concluded.
     Puritan-Bennett is a world leader in products related to respiration. These products are used in multiple health care settings and on aircraft.
                             #   #   #

                     SUPPLEMENTAL PRO-FORMA INFORMATION
                                 ($000)

           SECOND QUARTER      SECOND QUARTER    SECOND QUARTER
                FY 1996            FY 1995          FY 1994
           --------------      --------------    --------------
REVENUE


  Puritan      $ 58,329            $52,887        $ 45,328
  Bennett        31,186             31,106          31,928
                -------            -------         -------
    TOTAL      $ 89,515           $ 83,993        $ 77,256

 OPERATING PROFIT

  Puritan      $ 6,518            $ 4,980         $  4,636
  Bennett        3,099              1,663            3,478
               -------            -------         --------
    TOTAL      $ 9,617            $ 6,643         $  8,114



            YEAR-TO-DATE       YEAR-TO-DATE    YEAR-TO-DATE
              FY 1996            FY 1995         FY 1994
           -------------       ------------    ------------
REVENUE

   Puritan     $112,429          $103,204        $ 90,512
   Bennett       61,579            61,197          61,523
               --------          --------        --------
     TOTAL     $174,008          $164,401        $152,035


OPERATING PROFIT

   Puritan     $ 12,364          $ 10,311        $ 11,671
   Bennett        6,542             2,164          (1,736)
               --------          --------         --------
     TOTAL     $ 18,906          $ 12,475        $  9,935


NOTE:
----

Puritan includes the Company's home care product lines as well as medical gas and gas-related equipment and spirometry product lines. Aero Systems is also included because it shares one of the Company's larger manufacturing facilities with the Puritan Group and is relatively small.


Bennett consists of the Company's critical care ventilator business as well as the CliniVision Registered Trademark product line in the U.S., and our holter monitoring and international portable ventilator product lines.


FY 1995 and 1994 figures exclude FOxS. Operating profitability is defined as earnings before interest and taxes and excludes restructuring and other strategic cost cutting initiative charges and Thermo-Electron related charges but otherwise includes fully allocated corporate office expenses.

PURITAN-BENNETT CORPORATION
QUARTER ENDED JULY 31, 1995                   AUGUST 15, 1995


                                       THREE MONTHS ENDED JULY 31

(Dollars in thousands except
per share amounts)                           FY 1996     FY  1995
                                             -------     --------
Net Sales                                    $89,515     $83,993

Cost of Goods Sold                            51,628      48,346
                                              ------     -------

Gross Profit                                  37,887      35,647

Selling and Administrative Expense            23,083      24,364

Research and Development Expense               4,767       4,964

Interest Expense                               1,507       1,384

Other Expense (Income), net                      344       (369)
                                             -------      ------
Income Before Income Taxes                     8,186       5,304

Provision for Income Taxes                     1,227       1,060
                                            --------     -------

Net Income                                  $  6,959    $  4,244
                                            ========     =======

Average Number of Shares Outstanding      12,881,466  12,502,261
                                          ==========  ==========

Net Income Per Share                     $       .54  $      .34
                                         ===========  ==========

PURITAN-BENNETT CORPORATION
SIX MONTHS ENDED JULY 31, 1995               AUGUST 15, 1995

                                       SIX MONTHS ENDED JULY 31

(Dollars in thousands except
per share amounts)                           FY 1996     FY  1995
                                             -------     --------
Net Sales                                   $174,008    $164,401

Cost of Goods Sold                           100,052      94,963
                                              ------     -------
Gross Profit                                  73,956      69,438

Selling and Administrative Expense            45,591      48,282

Research and Development Expense               9,436       9,779

Interest Expense                               3,123       2,600

Cost Associated with an Unsolicited Offer
  to Acquire the Company                         200          --

Other Expense (Income), net                      (83)    (1,181)
                                             -------      ------
Income Before Income Taxes                    15,689       9,958

Provision for Income Taxes                     2,353       1,990
                                            --------     -------
Net Income                                  $ 13,336   $  7,968
                                            ========   ========
Average Number of Shares Outstanding      12,749,905  12,455,951
                                          ==========  ==========
Net Income Per Share                     $      1.05  $      .64
                                         ===========  ==========

                           INCOMING ORDERS AND NET SALES
                                 ($ MILLIONS)
                                  FY 1995                                        FY 1996
                  Apr. 30      Jul. 31     Oct. 31     Jan. 31         Apr. 30     Jul. 31
                  --------------------------------------------         -------------------
                                                                                       -
PURITAN-
Orders             $52.1       $55.7       $53.6       $54.4           $54.2       $57.1
Sales               50.3        52.9        56.2        55.4            54.1        58.3

BENNETT -
Orders             $28.0       $26.5       $29.4       $37.7           $27.3       $31.3
Sales               30.1        31.1        27.2        32.8            30.4        31.2

POOLED -
Orders             $80.1       $82.2       $83.0       $92.1           $81.5       $88.3
Sales               80.4        84.0        83.4        88.2            84.5        89.5

Backlog Increase   $(.3)      $ (1.8)     $ (0.4)     $  3.9           $(3.0)      $(1.2)
  (Decrease)
-----------------------------------------------------------------------------------------

Net Income
(Loss) Per Share   $  .30     $   .34     $ ( .05)    $   .08          $  .51      $  .54


PURITAN-BENNETT CORPORATION
QUARTER ENDED JULY 31, 1995

AUGUST 15, 1995